                                                                   EXHIBIT 10.80


                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of May 6, 2005 among ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation ("APC" or "Company"), ACTION RACING COLLECTABLES, INC., an Arizona corporation ("ARC"), ACTION SPORTS IMAGE, L.L.C., an Arizona limited liability company ("ASI"), FUNLINE MERCHANDISE COMPANY, INC., a California corporation ("Funline"), JEFF HAMILTON COLLECTION, INC., an Arizona corporation ("Hamilton"), MCARTHUR TOWEL AND SPORTS, INC., an Arizona corporation ("McArthur"), RACING COLLECTABLES CLUB OF AMERICA, INC., an Arizona corporation ("RCCA"), and TREVCO TRADING Corp., an Arizona corporation ("Trevco") (each individually, a "Borrower" and collectively, the "Borrowers"); the other Loan Parties signatory hereto; BANK ONE, NA, a national banking association, for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

         WHEREAS, Borrowers, Loan Parties, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 3, 2004, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 8, 2005 (as amended from time to time, the "Credit Agreement");

         WHEREAS, Borrowers desire to pay in full (including principal and accrued and unpaid interest) the Term A Loans and Term B Loans with an Advance under the Revolver Loans and terminate the Term A Loan Commitment and Term B Loan Commitment ("Term Loan Payoff and Commitment Termination");

         WHEREAS, Borrowers desire to reduce the Revolving Commitment to $63,300,000 ("Revolving Commitment Reduction"); and

         WHEREAS, Borrowers, Loan Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain other matters, all as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                       1

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                   ARTICLE II
                            AMENDMENTS AND AGREEMENTS

         SECTION 2.01 AMENDMENT OF ARTICLE I. Effective as of the date hereof,
Article I of the Credit Agreement is hereby amended by amending and restating the following terms in their entirety:

                  ""Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall on the Closing Date be in the amount of $63,300,000.

                  "Commitment" means, for each Lender, the obligation of such Lender to make Loans to the Borrowers, and participate in Facility LCs issued upon the application of any Borrower, in an aggregate amount not exceeding the amount set forth in the Commitment Schedule or as set forth in any Assignment Agreement that has become effective pursuant to
         Section 12.3(c).

                  "Consolidated Fixed Charges" means, with reference to any period, without duplication, cash Consolidated Interest Expense, plus scheduled principal payments on Indebtedness made during such period, plus expense for federal income taxes and foreign income taxes paid in cash, plus dividends or distributions paid in cash, plus Capitalized Lease payments, plus cash contributions to any Plan, all calculated for the Company and its Subsidiaries on a consolidated basis.

                  "Revolving Commitment" means (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Loans or incur LC Obligations as set forth in the Commitment Schedule or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Loans or incur LC Obligations, which aggregate commitment shall be Sixty Three Million Three Hundred Thousand Dollars ($63,300,000), as such amount may be adjusted, if at all, from time to time in accordance with this Agreement.

                  "Term A Loan Commitment" shall mean zero dollars ($0).

                  "Term B Loan Commitment" shall mean zero dollars ($0)."

         SECTION 2.02 AMENDMENT OF ARTICLE I. Effective as of the date hereof,
Article I of the Credit Agreement is hereby amended by deleting the definition of "Revolving Commitment Adjustment Event".

         SECTION 2.03 DELETION OF SECTION 2.1.1(a)(II), EXHIBIT J AND EXHIBIT K. Effective as of the date hereof, Section 2.1.1(a)(ii), Exhibit J and Exhibit K of the Credit Agreement are hereby deleted.


                                       2
THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

         SECTION 2.04 AMENDMENT OF SECTION 6.16(a). Effective as of the date hereof, Section 6.16(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) No Loan Party will or will permit any of their Subsidiaries to declare or pay any dividends or make any distributions on its Capital Stock (other than dividends or distributions payable in its own common stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except (i) that any Subsidiary may declare and pay dividends or make distributions to the Borrowers or to a Wholly-Owned Subsidiary of the Borrowers, or
         (ii) any non-Wholly-Owned Subsidiary may declare or pay dividends or make distributions on its Capital Stock to holders thereof other than Loan Parties, in each case, so long as (x) no Default or Unmatured Default exists or will be caused by the payment of such dividend or distribution, (y) the Borrowers are in compliance with Section 6.29.1 after giving effect to such dividend or distribution and (z) the Availability is greater than ten percent (10%) of the Aggregate Borrowing Base after giving effect to such dividend or distribution."

         SECTION 2.05 AMENDMENT OF SECTION 6.29.1. Effective as of the date hereof, Section 6.29.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "6.29.1 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of the Company's Fiscal Quarter for the then most-recently ended four Fiscal Quarters, (A) to be less than 0.80 to 1.0 as of the end of the Fiscal Quarter ending March 31, 2005, (B) to be less than 0.81 to
         1.0 as of the end the Fiscal Quarter ending June 30, 2005, (C) to be less than 1.35 to 1.0 as of the end the Fiscal Quarter ending September 30, 2005 and (D) to be less than 1.00 to 1.0 as of the end of the Fiscal Quarter ending December 31, 2005 and as of the end of each Fiscal Quarter thereafter; provided that (i) for the Fiscal Quarter ending March 31, 2005, the Fixed Charge Coverage Ratio shall be calculated using the most-recently ended Fiscal Quarter, (ii) for the Fiscal Quarter ending June 30, 2005, the Fixed Charge Coverage Ratio shall be calculated using the most-recently ended two Fiscal Quarters and (iii) for the Fiscal Quarter ending September 30, 2005, the Fixed Charge Coverage Ratio shall be calculated using the most-recently ended three Fiscal Quarters. Solely for purposes of calculating the Fixed Charge Coverage Ratio, (x) Consolidated Fixed Charges shall exclude principal payments made on the Term A Loan and Term B Loan after March 31, 2005 and (y) to the extent that the value of the Borrowers' inventory as of September 30, 2005 exceeds $53,725,100, such excess amount shall be deducted from Consolidated EBITDA."

         SECTION 2.06 AMENDMENT TO SECTION 8.3(b)(VI). Effective as of the date hereof, Section 8.3(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                  "(vi) increase the amount of the Aggregate Commitment or the Commitment of any Lender hereunder (other than pursuant to Section 12.3);"

         SECTION 2.07 AMENDMENT TO SECTION 9.6(a)(II). Effective as of the date hereof, Section 9.6(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(ii) field examinations and audits and the preparation of Reports at the Agent's then customary charge (such charge is currently $850 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit) plus travel, lodging, meals and other out of pocket expenses, provided, that Loan Parties' reimbursement obligations with respect to field examinations shall apply to no more than four field examinations in any calendar year, unless a Default or Unmatured Default shall have occurred in the twelve (12) month period preceding such field examination;"

         SECTION 2.08 AMENDMENT TO COMMITMENT SCHEDULE. Effective as of the date hereof, the Commitment Schedule of the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto.

         SECTION 2.09 AMENDMENT TO PRICING SCHEDULE. Effective as of the date hereof, the Pricing Schedule of the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B hereto.

         SECTION 2.10 INVENTORY APPRAISAL. Pursuant to Section 6.11 of the Credit Agreement, Agent hereby requests two appraisals of the Borrowers' inventory by an appraiser, and prepared on a basis, satisfactory to Agent and Borrowers hereby agree to deliver the initial appraisal to Agent and Lenders by no later than July 31, 2005 and the subsequent appraisal to Agent and Lenders for inventory held on or after September 30, 2005 by no later than December 31, 2005.

         SECTION 2.11 COMMITMENT TERMINATION AND REDUCTION. The Loan Parties, Agent and Lenders (a) agree to the Revolving Commitment Reduction and the Term Loan Payoff and Commitment Termination on the terms set forth in this Amendment,
(b) acknowledge that the balance of the Term A Loans and Term B Loans (in each case, including any accrued but unpaid interest) as of the date of the Term Loan Payoff and Commitment Termination is $8,670,065.60 and shall be zero dollars ($0) after giving effect to the Term Loan Payoff and Commitment Termination and
(c) acknowledge that the Term B Termination Date shall be deemed to have occurred on the date the Term Loan Payoff and Commitment Termination occurs.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         SECTION 3.01 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                  (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

                           (i) this Amendment;

                           (ii) updated intellectual property schedules to the
                  Security Agreement to that includes all intellectual property owned by the Loan Parties as of the date hereof and, in consideration of the agreements set forth herein, cause evidence of Agent's liens thereon to be promptly recorded with the United States Patent and Trademark Office; and

                           (iii) such additional documents, instruments and
                  information as Agent or Lenders or their legal counsel may request.

                  (b) Agent and Lenders shall have received from Borrower an amendment fee in the amount of $100,000 (which shall be fully earned and non-refundable upon execution hereof) in consideration for entering into this Amendment;

                  (c) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as by their terms expressly speak as of an earlier date;

                  (d) After giving effect to the transactions contemplated hereby, no event shall have occurred and be continuing or would result which constitutes a Default or Unmatured Default; and

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

                                   ARTICLE IV
                    LIMITED WAIVER AND POST CLOSING COVENANT

         SECTION 4.01 LIMITED WAIVER. Upon satisfaction of the terms and conditions in Article III hereof, Required Lenders hereby waive (i) non-compliance with the Fixed Charge Coverage Ratio set forth in Section 6.29.1 of the Agreement solely with respect to the Fiscal Quarter ending March 31, 2005 and (ii) payment of any Prepayment Fee due solely in connection with the Term Loan Payoff and Commitment Termination.

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrowers or any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrowers or any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers or any Loan Party and Agent or any Lender.

         SECTION 4.02 POST CLOSING COVENANT. Borrower hereby agrees to deliver file stamped UCC termination statements evidencing the termination of those certain financing statements in favor of The CIT Group/Commercial Services, Inc. covering certain assets of Funline on or before twenty-one (21) days following the date hereof. It is understood and acknowledged that the Borrowers' failure to satisfy this requirement in a timely manner will result in a Default under the Credit Agreement.

                                   ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         SECTION 5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Credit Agreement and the other Loan Documents as a Borrower and as a Loan Party, respectively, as of the Closing Date.

         SECTION 5.02 RATIFICATION OF GUARANTY. Each Guarantor hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the "Guaranteed Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against such Guarantor.

         SECTION 5.03 REPRESENTATIONS AND WARRANTIES. Each Borrower and each Loan Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT
part of such Borrower and such Loan Party and will not violate the certificate/articles of incorporation of such Borrower or such Loan Party or the bylaws or other charter or organizational documents of such Borrower or such Loan Party, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) such Borrower or such Loan Party has not amended its certificate/articles of incorporation or bylaws since June 30, 2004.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

         SECTION 6.02 REFERENCE TO CREDIT AGREEMENT; OBLIGATIONS. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

         SECTION 6.03 EXPENSES. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

         SECTION 6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

         SECTION 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         SECTION 6.06 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Loan Parties signatory hereto and their respective successors and assigns, except that Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of each Lender.

         SECTION 6.07 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 6.08 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         SECTION 6.09 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         SECTION 6.10 RELEASE. EACH BORROWER AND EACH OTHER LOAN PARTY SIGNATORY HERETO HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND EACH OTHER LOAN PARTY SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR ANY OTHER LOAN PARTY SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY


                                       8
THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         SECTION 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]







                                       9

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

                                       BORROWERS:


                                       ACTION PERFORMANCE COMPANIES, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       ACTION RACING COLLECTABLES, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       ACTION SPORTS IMAGE, L.L.C.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       FUNLINE MERCHANDISE COMPANY, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Secretary & Treasurer
                                              ---------------------------------


                                       JEFF HAMILTON COLLECTION, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                       MCARTHUR TOWEL AND SPORTS, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       RACING COLLECTABLES CLUB OF AMERICA, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       TREVCO TRADING CORP.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       LOAN PARTIES AND GUARANTORS:

                                       ACTION CORPORATE SERVICES, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: President
                                              ---------------------------------


                                       AW ACQUISITION CORP.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       CREATIVE MARKETING & PROMOTIONS, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                       GORACING.COM, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       GORACING INTERACTIVE SERVICES, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: President
                                              ---------------------------------


                                       RYP, INC.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------


                                       THE FAN CLUB COMPANY, L.L.C.

                                       By:    /s/David M. Riddiford
                                              ---------------------------------
                                       Name:  David M. Riddiford
                                              ---------------------------------
                                       Title: Chief Financial Officer
                                              ---------------------------------

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                       AGENT AND LENDERS:

                                       BANK ONE, NA
                                       Individually, as Agent and LC Issuer


                                       By:    /s/Andrea Friedheim
                                              ---------------------------------
                                       Name:  Andrea Friedheim
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------


                                       NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

                                       By:    /s/Ari Kaplan
                                              ---------------------------------
                                       Name:  Ari Kaplan
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------


                                       FB COMMERCIAL FINANCE, INC.,
                                       as Lender

                                       By:    /s/Walter Castillo
                                              ---------------------------------
                                       Name:  Walter Castillo
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                    EXHIBIT A


                               COMMITMENT SCHEDULE


                      REVOLVING     TERM A LOAN     TERM B LOAN    AGGREGATE
   LENDER            COMMITMENT     COMMITMENT      COMMITMENT     COMMITMENT
   ------            ----------     ----------      ----------     ----------
Bank One, NA         $29,540,000        $0              $0         $29,540,000

North Fork
Business Capital
Corporation          $16,880,000        $0              $0         $16,880,000

FB Commercial
Finance, Inc.        $16,880,000        $0              $0         $16,880,000

Total                $63,300,000        $0              $0         $63,300,000



THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                    EXHIBIT B

                                PRICING SCHEDULE

                                                                                           APPLICABLE
                                                        APPLICABLE MARGIN                  FEE RATE
                    --------------------------------------------------------------------   ----------
 FIXED CHARGE                                  TERM A                  TERM B     TERM B
COVERAGE RATIO       REVOLVER     REVOLVER      LOAN       TERM A       LOAN       LOAN      UNUSED
 (TRAILING 4        EURODOLLAR      ABR      EURODOLLAR   LOAN ABR   EURODOLLAR    ABR     COMMITMENT
  QUARTERS)           MARGIN       MARGIN      MARGIN      MARGIN      MARGIN     MARGIN      FEE
--------------      ----------    --------   ----------   --------   ----------   ------   ----------
< 1.25 to 1.0             2.75%       0.50%        2.75%      0.75%        3.50%    1.25%       0.375%
--------------      ----------    --------   ----------   --------   ----------   ------   ----------
> 1.25 to 1.0
but <
1.50 to 1.0               2.50%       0.25%        2.50%      0.50%        3.25%    1.00%       0.375%
--------------      ----------    --------   ----------   --------   ----------   ------   ----------
> 1.50 to 1.0
but<
1.75 to 1.0               2.25%       0.25%        2.25%      0.25%        3.00%    0.75%       0.375%
--------------      ----------    --------   ----------   --------   ----------   ------   ----------
> 1.75 to 1.0             2.00%       0.25%        2.00%      0.00%        2.75%    0.50%       0.375%

         "Financials" means the annual or quarterly financial statements of the Borrowers delivered pursuant to Section 6.1 of the Amended and Restated Credit Agreement.

The applicable margins and fees shall be determined in accordance with the foregoing table based on the Borrowers' most recent Financials (commencing with the Financials for the period ending December 31, 2004). Adjustments, if any, to the applicable margins fees shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrowers fail to deliver the Financials to the Agent at the time required pursuant to the Amended and Restated Credit Agreement, then the applicable margins and fees shall be the highest applicable margins and fees set forth in the foregoing table until five days after such Financials are so delivered. It is the agreement of the parties hereto that during the period from the Closing Date through September 30, 2005, the applicable margins and fees shall be determined in accordance with the foregoing table but shall not be less than the margins applicable as if the Fixed Charge Coverage Ratio were greater than 1.25 to 1.0 but less than 1.50 to 1.0.

THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT